Subsequent Events	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

Note 30 – Subsequent Events

1.	Kenon

A.
Dividend

In March 2023, Kenon’s board of directors approved a cash dividend of $2.79 per share (an aggregate amount of approximately $150 million), payable to Kenon’s shareholders of record as of the close of trading on April 10, 2023, for payment on or about April 19, 2023.

B.	Share repurchase plan In March 2023, Kenon’s board of directors authorized a share repurchase plan of up to $50 million.

2.	OPC

A.	Veridis Transaction

In May 2022, OPC had entered into an agreement with Veridis to form OPC Holdings Israel Ltd., which will hold and operate all of OPC's business activities in the energy and electricity generation and supply sectors in Israel (“Veridis Transaction”).

In January 2023, the Veridis Transaction was completed. Following the completion of the Veridis Transaction, OPC transferred to OPC Holdings Israel, among other things, its 80% interest in OPC Rotem, its interest in Gnrgy Ltd., as well other operations in Israel including OPC Hadera, OPC Tzomet, OPC Sorek, energy generation facilities on consumers’ premises and virtual electricity supply activities, and Veridis transferred its 20% interests in OPC Rotem to OPC Holdings Israel. In addition, Veridis invested approximately $128 million (approximately NIS 452 million) in cash in OPC Holdings Israel (after adjustments to the original transaction amount which totaled NIS 425 million [$125 million]), of which approximately $118 million (approximately NIS 400 million) was used by OPC Rotem to repay a portion of the shareholders’ loans provided to OPC Rotem in 2021 by OPC and Veridis.

As a result of the Veridis Transaction, OPC holds 80% and Veridis holds the remaining 20% of OPC Holdings Israel, which holds 100% of OPC Rotem and the other business activities in the energy and electricity generation and supply sectors in Israel transferred by OPC. The financial impact is still being assessed by Kenon.

B.	Agreement by CPV to Acquire Wind Energy Power Plants in the United States

In January 2023, CPV Group through its 100% owned subsidiary entered into an agreement to acquire all rights in four operating wind-powered electricity power plants in Maine, United States, with an aggregate capacity of 81.5 MW.

The purchase price for the acquisition is $172 million, subject to adjustments and the terms and conditions set forth in the agreement. CPV intends to finance approximately 50% of the purchase price using external financing. OPC intends to finance its portion of the remaining amount of the purchase price through its own resources, by raising equity and/or through external financing.

The agreement contains certain representations of the parties, including the sellers’ representations on the power plants, which expire on the closing date and contains waivers of certain claims CPV Group may bring against the sellers. Due to such limits to the sellers’ liability, CPV intends to obtain a standard representations and warranties insurance policy, which would limit the coverage to 10% of the purchase price and for a limited period. The acquisition is subject to conditions, including the receipt of regulatory approvals, which are expected to be obtained within the next 2 to 5 months.

3.	ZIM

A.	Dividend

On March 13, 2023, ZIM announced a dividend for Q4 2022 of approximately $769 million, or $6.40 per ordinary share, to be paid on April 3, 2023. Kenon expects to receive $159 million ($151 million net of tax).

B.	Fair value of ZIM

As at the date of approval of the consolidated financial statements, the fair value of ZIM, represented by its share price, had increased which may result in a reversal of impairment in 2023. The financial impact on Kenon from the increase in market capitalization of ZIM has yet to be determined.